UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21337

Salomon Brothers Global High Income Fund Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 725-6666

Date of fiscal year end: May 31

Date of reporting period: November 30, 2005

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

EXPERIENCE

SEMI-ANNUAL

REPORT

NOVEMBER 30, 2005

Salomon Brothers

Global High Income

Fund Inc.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Salomon Brothers Global High Income Fund Inc.

Semi-Annual Report  •  November 30, 2005

What’s

Inside

The Fund’s primary investment objective is high current income and the secondary investment objective is total return.

Under a licensing agreement between Citigroup and Legg Mason, the names of funds, the names of any classes of shares of funds, and the names of investment advisers of funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi,” “Citigroup Asset Management,” and “Davis Skaggs Investment Management”. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman and Chief Executive Officer

Dear Shareholder,

The U.S. economy was surprisingly resilient during the reporting period. While surging oil prices, rising interest rates, and the impact of Hurricanes Katrina and Rita threatened to derail economic expansion, growth remained solid throughout the period. After a 3.8% advance in the first quarter of 2005, gross domestic product (“GDP”)i growth was 3.3% in the second quarter and 4.1% in the third quarter. This marked ten consecutive quarters in which GDP grew 3.0% or more.

As expected, the Federal Reserve Board (“Fed”)ii continued to raise interest rates in an attempt to ward off inflation. After raising rates eight times from June 2004 through May 2005, the Fed increased its target for the federal funds rateiii in 0.25% increments four additional times over the reporting period. All told, the Fed’s twelve rate hikes have brought the target for the federal funds rate from 1.00% to 4.00%. After the end of the Fund’s reporting period, at its December meeting, the Fed once again raised its target for the federal funds rate by 0.25% to 4.25%. This represents the longest sustained Fed tightening cycle since 1976-1979.

Early in the reporting period, the fixed income market confounded investors as short-term interest rates rose in concert with the Fed rate tightening, while longer-term rates, surprisingly, declined. However, due to a spike late in the period, the 10-year Treasury yield was 4.49% on November 30, 2005, versus 3.91% when the period began. Nevertheless, this was still lower than its yield of 4.62% when the Fed began its tightening cycle on June 30, 2004. Looking at the six-month period as a whole, the overall bond market, as measured by the Lehman Brothers Aggregate Bond Index,iv returned –0.48%.

The high yield market was volatile but ended the reporting period in positive territory. High yield bonds fell sharply in

Salomon Brothers Global High Income Fund Inc.          1

the spring as investors became concerned over the bond downgrades for General Motors and Ford Motor Company. However, the high yield market subsequently rallied as the uncertainty surrounding the downgrades lifted and investors searched for incremental yield. Over the six-month period, the Citigroup High Yield Market Indexv returned 2.04%.

During the six-month period, emerging markets debt, as represented by the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned 5.28%. Strong domestic demand and high commodity prices, including metals, agriculture, and oil supported many emerging market countries. These factors more than offset the negatives associated with rising U.S. interest rates.

Performance Review

For the six months ended November 30, 2005, the Salomon Brothers Global High Income Fund returned 4.67% based on its net asset value (“NAV”)vii and 2.86%, based on its New York Stock Exchange (“NYSE”) market price per share. In comparison, the Fund’s unmanaged benchmark, the Lehman Brothers Aggregate Bond Index, returned –0.48% for the same time frame. The Lipper Global Income Funds Closed-End Funds Category Averageviii increased 1.37%. Please note that Lipper performance returns are based on each fund’s NAV per share.

During this six-month period, the Fund made distributions to shareholders totaling $0.51 per share, (which may have included a return of capital). The performance table shows the Fund’s six-month total return based on its NAV and market price as of November 30, 2005. Past performance is no guarantee of future results.

Fund Performance as of November 30, 2005 (unaudited)

Price Per Share	Six-Month Total Return
$14.93 (NAV)	4.67%

$12.83 (Market Price)	2.86%

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares.

2         Salomon Brothers Global High Income Fund Inc.

Special Shareholder Notice

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract (and sub-advisory contract) to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and the Manager (and new sub-advisory contract), which became effective on December 1, 2005.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the open-end funds response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

Also, as previously described in proxy statements that were mailed to shareholders of the Fund in connection with the transaction, Legg Mason intends to combine the fixed-income operations of the Manager with those of Legg Mason’s wholly-owned subsidiary, Western Asset Management Company, and its affiliates, (“Western Asset”). This combination will involve Western Asset and the Manager sharing common systems and procedures, employees

Salomon Brothers Global High Income Fund Inc.         3

(including portfolio managers), investment trading platforms, and other resources. At a future date, Legg Mason expects to recommend to the Boards of Directors of the Fund that Western Asset be appointed as the advisor or sub-advisor to the Fund, subject to applicable regulatory requirements. The combination is also expected to result in changes to portfolio managers or portfolio management teams for a number of funds, subject to Board oversight and appropriate notice to shareholders.

The Fund has been advised by the Manager, that, in anticipation of this combination, Legg Mason and Western Asset have come to a mutually beneficial agreement with a select group of portfolio managers and other investment professionals from the Manager of the Fund, including Peter Wilby. Importantly, the group has committed to remain employed with the Manager through March 31, 2006, to assist in the orderly integration of the fixed-income operations of the Manager, including the management of the Fund, with those of Western Asset. Western Asset has also entered into a consulting agreement with the group, effective as of April 1, 2006, to ensure an effective and orderly transition of portfolio management and Board liaison responsibilities for the Fund to Western Asset.

The Board will be working with the Manager, Western Asset, and the portfolio managers to implement an orderly combination of the Manager’s fixed-income operations and Western Asset in the best interests of the Fund and its shareholders.

Looking for Additional Information?

The Fund is traded under the symbol “EHI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol XEHIX. Barron’s and The Wall Street Journal’s Monday editions carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 or 1-800-SALOMON (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price, and other information.

4         Salomon Brothers Global High Income Fund Inc.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman and Chief Executive Officer

December 22, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. High yield bonds involve greater credit and liquidity risks than investment grade bonds. Leverage may magnify gains and increase losses in the Fund’s portfolio.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

vi	JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

vii	NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

viii	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 6-month period ended November 30, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 11 funds in the Fund’s Lipper category, and excluding sales charges.

Salomon Brothers Global High Income Fund Inc.         5

Fund at a Glance (unaudited)

6         Salomon Brothers Global High Income Fund Inc. 2005 Semi-Annual Report

Schedule of Investments (November 30, 2005) (unaudited)

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.

Face Amount	Security‡	Value

CORPORATE BONDS & NOTES — 32.1%
Aerospace & Defense — 0.4%
$ 1,150,000	DRS Technologies Inc., Senior Subordinated Notes, 6.875% due 11/1/13	$1,098,250
650,000	Moog Inc., Senior Subordinated Notes, 6.250% due 1/15/15	645,125
	Sequa Corp., Senior Notes:
225,000	9.000% due 8/1/09	237,375
1,250,000	Series B, 8.875% due 4/1/08	1,306,250

	Total Aerospace & Defense	3,287,000

Airlines — 0.1%
	Continental Airlines Inc., Pass-Through Certificates:
228,607	Series 1998-C, Series B, 6.541% due 9/15/08	216,468
296,013	Series 974C, 6.800% due 7/2/07	278,975

	Total Airlines	495,443

Auto Components — 0.2%
91,000	Dura Operating Corp., Senior Notes, Series B, 8.625% due 4/15/12	75,985
750,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	705,000
75,000	Tenneco Automotive Inc., Senior Subordinated Notes, 8.625% due 11/15/14	70,406
892,000	TRW Automotive Inc., Senior Subordinated Notes, 9.375% due 2/15/13	965,590

	Total Auto Components	1,816,981

Automobiles — 1.1%
	Ford Motor Co.:
	Debentures:
200,000	6.625% due 10/1/28	134,000
275,000	8.900% due 1/15/32	206,937
7,550,000	Notes, 7.450% due 7/16/31	5,360,500
	General Motors Corp., Senior Debentures:
300,000	8.250% due 7/15/23	201,750
4,175,000	8.375% due 7/15/33	2,839,000

	Total Automobiles	8,742,187

Beverages — 0.1%
1,075,000	Constellation Brands Inc., Senior Subordinated Notes, Series B, 8.125% due 1/15/12	1,123,375

Building Products — 0.1%
450,000	Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14	434,250

Capital Markets — 0.1%
715,000	BCP Crystal U.S. Holdings Corp., Senior Subordinated Notes, 9.625% due 6/15/14	796,331

Chemicals — 2.1%
300,000	Borden U.S. Finance Corp./Nova Scotia Finance ULC, Second Priority Senior Secured Notes, 9.000% due 7/15/14 (a)	297,750
750,000	Equistar Chemicals LP, Senior Notes, 10.625% due 5/1/11	830,625

See Notes to Financial Statements.

Salomon Brothers Global High Income Fund Inc. 2005 Semi-Annual Report         7

Schedule of Investments (November 30, 2005) (unaudited) (continued)

Face Amount	Security‡	Value

Chemicals — 2.1% (continued)
$ 1,375,000	Ethyl Corp., Senior Notes, 8.875% due 5/1/10	$1,440,312
1,200,000	Hercules Inc., Senior Subordinated Notes, 6.750% due 10/15/29	1,168,500
1,000,000	Huntsman Advanced Materials LLC, Senior Secured Notes, 11.000% due 7/15/10	1,142,500
	Huntsman International LLC, Senior Subordinated Notes:
762,000	10.125% due 7/1/09	788,670
350,000	7.375% due 1/1/15 (a)	339,938
175,000	IMC Global Inc., Senior Notes, 10.875% due 8/1/13	203,000
1,150,000	ISP Chemco Inc., Senior Subordinated Notes, Series B, 10.250% due 7/1/11	1,230,500
50,000	ISP Holdings Inc., Senior Secured Notes, Series B, 10.625% due 12/15/09	52,625
1,425,000	Lyondell Chemical Co., Senior Secured Notes, Series A, 9.625% due 5/1/07	1,499,812
100,000	Millennium America Inc., Senior Notes, 9.250% due 6/15/08	108,500
1,125,000	Nalco Co., Senior Subordinated Notes, 8.875% due 11/15/13	1,172,812
990,000	NOVA Chemicals Corp., Senior Notes, 6.500% due 1/15/12	972,675
1,125,000	OM Group Inc., Senior Subordinated Notes, 9.250% due 12/15/11	1,108,125
600,000	PQ Corp., 7.500% due 2/15/13 (a)	555,000
750,000	Resolution Performance Products Inc., Senior Subordinated Notes, 13.500% due 11/15/10	795,938
1,575,000	Rhodia SA, Senior Subordinated Notes, 8.875% due 6/1/11	1,606,500
894,000	Westlake Chemical Corp., Senior Notes, 8.750% due 7/15/11	954,345

	Total Chemicals	16,268,127

Commercial Services & Supplies — 0.7%
225,000	Allied Security Escrow Corp., Senior Subordinated Notes, 11.375% due 7/15/11	213,358
	Allied Waste North America Inc.:
	Senior Notes:
400,000	7.250% due 3/15/15	409,000
1,083,000	Series B, 9.250% due 9/1/12	1,183,177
900,000	Senior Secured Notes, Series B, 7.375% due 4/15/14	873,000
	Cenveo Corp.:
425,000	Senior Notes, 9.625% due 3/15/12	460,063
725,000	Senior Subordinated Notes, 7.875% due 12/1/13	699,625
600,000	Corrections Corporation of America, Senior Subordinated Notes, 6.250% due 3/15/13	601,500
1,225,000	DI Finance/DynCorp International LLC, Senior Subordinated Notes, 9.500% due 2/15/13 (a)	1,283,187

	Total Commercial Services & Supplies	5,722,910

Communications Equipment — 0.3%
3,050,000	Lucent Technologies Inc., Debentures, 6.450% due 3/15/29	2,645,875

Computers & Peripherals — 0.0%
325,000	SunGard Data Systems Inc., Senior Notes, 9.125% due 8/15/13 (a)	338,000

Containers & Packaging — 1.2%
1,050,000	Berry Plastics Corp., Senior Subordinated Notes, 10.750% due 7/15/12	1,107,750
	Graphic Packaging International Corp.:
500,000	Senior Notes, 8.500% due 8/15/11	500,000
625,000	Senior Subordinated Notes, 9.500% due 8/15/13	593,750

See Notes to Financial Statements.

8         Salomon Brothers Global High Income Fund Inc. 2005 Semi-Annual Report

Schedule of Investments (November 30, 2005) (unaudited) (continued)

Face Amount	Security‡	Value

Containers & Packaging — 1.2% (continued)
$ 200,000	Jefferson Smurfit Corp., Senior Notes, 8.250% due 10/1/12	$195,000
1,250,000	JSG Funding PLC, Senior Notes, 9.625% due 10/1/12	1,243,750
1,575,000	Owens-Illinois Inc., Senior Notes, 7.350% due 5/15/08	1,598,625
1,450,000	Plastipak Holdings Inc., Senior Notes, 10.750% due 9/1/11	1,587,750
	Pliant Corp.:
340,393	Senior Secured Notes, 11.625% due 6/15/09 (b)(f)	377,836
100,000	Senior Secured Second Lien Notes, 11.125% due 9/1/09 (f)	87,000
225,000	Senior Subordinated Notes, 13.000% due 6/1/10 (f)	43,875
575,000	Radnor Holdings Corp., Senior Notes, 11.000% due 3/15/10	474,375
	Smurfit-Stone Container Enterprises Inc., Senior Notes:
650,000	9.750% due 2/1/11	661,375
1,000,000	8.375% due 7/1/12	980,000
600,000	Tekni-Plex Inc., Senior Subordinated Notes, Series B, 12.750% due 6/15/10	354,000

	Total Containers & Packaging	9,805,086

Diversified Financial Services — 2.9%
	Alamosa Delaware Inc.:
679,000	Senior Discount Notes, 12.000% due 7/31/09	748,598
487,000	Senior Notes, 11.000% due 7/31/10	555,180
550,000	CCM Merger Inc., Notes, 8.000% due 8/1/13 (a)	534,875
	Ford Motor Credit Co., Notes:
2,700,000	6.625% due 6/16/08	2,519,065
50,000	7.875% due 6/15/10	46,903
	General Motors Acceptance Corp.:
5,375,000	Bonds, 8.000% due 11/1/31	5,285,065
225,000	Notes, 6.750% due 12/1/14	204,466
487,000	Global Cash Access LLC/Global Cash Finance Corp., Senior Subordinated Notes, 8.750% due 3/15/12	519,264
675,000	Nell AF SARL, Senior Notes, 8.375% due 8/15/15 (a)	664,875
800,000	Sensus Metering Systems Inc., Senior Subordinated Notes, 8.625% due 12/15/13	712,000
9,659,146	Targeted Return Index Securities (TRAINS), Senior Secured Notes, Series HY-2005-1, 7.571% due 6/15/15 (a)	9,856,483
1,475,000	Vanguard Health Holdings Co. I LLC, Senior Discount Notes, step bond to yield 10.101% due 10/1/15	1,062,000

	Total Diversified Financial Services	22,708,774

Diversified Telecommunication Services — 1.5%
900,000	AT&T Corp., Senior Notes, 9.750% due 11/15/31	1,111,500
1,000,000	Insight Midwest LP/Insight Capital Inc., Senior Notes, 10.500% due 11/1/10	1,056,250
300,000	Intelsat Bermuda Ltd., Senior Notes, 8.695% due 1/15/12 (a)(c)	306,000
900,000	Intelsat Ltd., Senior Discount Notes, step bond to yield 9.429% due 2/1/15 (a)	608,625
2,300,000	MCI Inc., Senior Notes, 8.735% due 5/1/14	2,544,375
1,200,000	NTL Cable PLC, Senior Notes, 8.750% due 4/15/14	1,266,000
315,000	PanAmSat Corp., Senior Notes, 9.000% due 8/15/14	332,325
	Qwest Communications International Inc., Senior Notes:
590,000	7.500% due 2/15/14	598,850
1,520,000	7.500% due 2/15/14 (a)	1,542,800

See Notes to Financial Statements.

Salomon Brothers Global High Income Fund Inc. 2005 Semi-Annual Report         9

Schedule of Investments (November 30, 2005) (unaudited) (continued)

Face Amount	Security‡	Value

Diversified Telecommunication Services — 1.5% (continued)
	Qwest Corp., Debentures:
$ 2,155,000	6.875% due 9/15/33	$2,020,312
260,000	7.500% due 6/15/23	257,400

	Total Diversified Telecommunication Services	11,644,437

Electric Utilities — 0.8%
	Edison Mission Energy, Senior Notes:
1,525,000	10.000% due 8/15/08	1,673,688
175,000	9.875% due 4/15/11	204,531
1,400,000	Inergy L.P./Inergy Finance Corp., Senior Notes, 6.875% due 12/15/14	1,312,500
	Reliant Energy Inc., Senior Secured Notes:
25,000	9.250% due 7/15/10	25,531
2,025,000	9.500% due 7/15/13	2,075,625
575,000	Texas Genco LLC/Texas Genco Financing Corp., Senior Notes, 6.875% due 12/15/14 (a)	618,125

	Total Electric Utilities	5,910,000

Electronic Equipment & Instruments — 0.2%
550,000	Kinetek Inc., Senior Notes, Series D, 10.750% due 11/15/06	522,500
1,375,000	Muzak LLC/Muzak Finance Corp., Senior Notes, 10.000% due 2/15/09	1,199,688

	Total Electronic Equipment & Instruments	1,722,188

Energy Equipment & Services — 0.2%
969,000	Dresser-Rand Group Inc., Senior Subordinated Notes, 7.625% due 11/1/14 (a)	995,647
775,000	Targa Resources Inc., Senior Notes, 8.500% due 11/1/13 (a)	796,313

	Total Energy Equipment & Services	1,791,960

Food & Staples Retailing — 0.2%
375,000	Jean Coutu Group Inc., Senior Subordinated Notes, 8.500% due 8/1/14	349,688
900,000	Rite Aid Corp., Senior Secured Notes, 7.500% due 1/15/15	837,000

	Total Food & Staples Retailing	1,186,688

Food Products — 0.6%
605,674	Ahold Lease USA Inc., Pass-Through Certificates, Series 2001 A-1, 7.820% due 1/2/20	651,478
575,000	Dean Foods Co., Senior Notes, 6.900% due 10/15/17	593,687
675,000	Doane Pet Care Co., Senior Subordinated Notes, 10.625% due 11/15/15 (a)	689,344
432,000	Dole Food Co. Inc., Senior Notes, 8.875% due 3/15/11	446,040
600,000	Pinnacle Foods Holding Corp., Senior Subordinated Notes, 8.250% due 12/1/13	582,000
250,000	Swift & Co., Senior Notes, 10.125% due 10/1/09	264,375
1,129,000	United Agri Products Inc., Senior Notes, 8.250% due 12/15/11	1,191,095

	Total Food Products	4,418,019

Health Care Providers & Services — 1.8%
1,100,000	AmeriPath Inc., Senior Subordinated Notes, 10.500% due 4/1/13	1,155,000
775,000	Community Health Systems Inc., Senior Subordinated Notes, 6.500% due 12/15/12	768,219
1,300,000	DaVita Inc., Senior Subordinated Notes, 7.250% due 3/15/15	1,334,125

See Notes to Financial Statements.

10         Salomon Brothers Global High Income Fund Inc. 2005 Semi-Annual Report

Schedule of Investments (November 30, 2005) (unaudited) (continued)

Face Amount	Security‡	Value

Health Care Providers & Services — 1.8% (continued)
$ 750,000	Extendicare Health Services Inc., Senior Notes, 9.500% due 7/1/10	$798,750
1,075,000	Genesis HealthCare Corp., Senior Subordinated Notes, 8.000% due 10/15/13	1,136,812
	HCA Inc.:
2,025,000	Debentures, 7.050% due 12/1/27	1,906,343
	Notes:
400,000	6.375% due 1/15/15	399,434
75,000	7.690% due 6/15/25	76,420
1,675,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	1,767,125
425,000	InSight Health Services Corp., Senior Subordinated Notes, Series B, 9.875% due 11/1/11	340,000
775,000	National Mentor Inc., Senior Subordinated Notes, 9.625% due 12/1/12 (a)	802,125
667,000	Psychiatric Solutions Inc., Senior Subordinated Notes, 10.625% due 6/15/13	760,380
	Tenet Healthcare Corp., Senior Notes:
1,250,000	6.500% due 6/1/12	1,134,375
125,000	7.375% due 2/1/13	114,375
525,000	9.875% due 7/1/14	528,938
1,275,000	Triad Hospitals Inc., Senior Subordinated Notes, 7.000% due 11/15/13	1,281,375

	Total Health Care Providers & Services	14,303,796

Hotels, Restaurants & Leisure — 3.6%
1,100,000	AMF Bowling Worldwide Inc., Senior Subordinated Notes, 10.000% due 3/1/10	1,105,500
675,000	Boyd Gaming Corp., Senior Subordinated Notes, 6.750% due 4/15/14	673,312
	Caesars Entertainment Inc.:
1,825,000	Senior Notes, 7.000% due 4/15/13	1,941,196
650,000	Senior Subordinated Notes, 8.875% due 9/15/08	703,625
557,750	Choctaw Resort Development Enterprise, Senior Notes, 7.250% due 11/15/19 (a)	566,116
1,600,000	Cinemark Inc., Senior Discount Notes, step bond to yield 9.528% due 3/15/14	1,188,000
875,000	Denny’s Holdings Inc., Senior Notes, 10.000% due 10/1/12	883,750
525,000	Equinox Holdings Inc., Senior Notes, 9.000% due 12/15/09	542,063
1,175,000	Gaylord Entertainment Co., Notes, 6.750% due 11/15/15	1,139,750
825,000	Herbst Gaming Inc., Senior Subordinated Notes, 7.000% due 11/15/14	816,750
950,000	Hilton Hotels Corp., Notes, 7.625% due 12/1/12	1,013,920
875,000	Icon Health & Fitness Inc., Senior Subordinated Notes, 11.250% due 4/1/12	741,562
1,375,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10	1,436,875
1,150,000	Isle of Capri Casinos Inc., Senior Subordinated Notes, 7.000% due 3/1/14	1,127,000
1,000,000	Kerzner International Ltd., Senior Subordinated Notes, 6.750% due 10/1/15 (a)	972,500
975,000	Las Vegas Sands Corp., Senior Notes, 6.375% due 2/15/15	943,312
75,000	LCE Corp., Senior Subordinated Notes, 9.000% due 8/1/14	75,469
	MGM MIRAGE Inc.:
	Senior Notes:
1,600,000	6.750% due 9/1/12	1,620,000
675,000	5.875% due 2/27/14	642,938
400,000	6.625% due 7/15/15 (a)	397,000
87,000	Senior Subordinated Notes, 9.375% due 2/15/10	95,700

See Notes to Financial Statements.

Salomon Brothers Global High Income Fund Inc. 2005 Semi-Annual Report         11

Schedule of Investments (November 30, 2005) (unaudited) (continued)

Face Amount	Security‡	Value

Hotels, Restaurants & Leisure — 3.6% (continued)
	Mohegan Tribal Gaming Authority, Senior Subordinated Notes:
$ 675,000	7.125% due 8/15/14	$691,875
625,000	6.875% due 2/15/15	631,250
1,150,000	Penn National Gaming Inc., Senior Subordinated Notes, 6.750% due 3/1/15	1,118,375
	Pinnacle Entertainment Inc., Senior Subordinated Notes:
450,000	8.250% due 3/15/12	461,250
675,000	8.750% due 10/1/13	715,500
1,150,000	Seneca Gaming Corp., Senior Notes, 7.250% due 5/1/12	1,171,562
	Six Flags Inc., Senior Notes:
250,000	9.750% due 4/15/13	248,125
475,000	9.625% due 6/1/14	469,063
1,225,000	Starwood Hotels & Resorts Worldwide Inc., Senior Notes, 7.875% due 5/1/12	1,347,500
1,125,000	Station Casinos Inc., Senior Subordinated Notes, 6.875% due 3/1/16	1,147,500
2,000,000	Turning Stone Casino Resort Enterprise, Senior Notes, 9.125% due 12/15/10 (a)	2,082,500

	Total Hotels, Restaurants & Leisure	28,710,838

Household Durables — 0.6%
277,000	Applica Inc., Senior Subordinated Notes, 10.000% due 7/31/08	267,998
850,000	Home Interiors & Gifts Inc., Senior Subordinated Notes, 10.125% due 6/1/08	556,750
1,100,000	Interface Inc., Senior Subordinated Notes, 9.500% due 2/1/14	1,100,000
1,400,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	1,442,000
525,000	Sealy Mattress Co., Senior Subordinated Notes, 8.250% due 6/15/14	538,125
1,061,000	Tempur-Pedic Inc./Tempur Production USA Inc., Senior Subordinated Notes, 10.250% due 8/15/10	1,147,206

	Total Household Durables	5,052,079

Independent Power Producers & Energy Traders — 1.0%
	AES Corp., Senior Notes:
525,000	9.375% due 9/15/10	573,563
950,000	7.750% due 3/1/14	990,375
1,700,000	Calpine Corp., Second Priority Senior Secured Notes, 8.500% due 7/15/10 (a)(f)	1,289,875
	Dynegy Holdings Inc.:
3,000,000	Second Priority Senior Secured Notes, 10.650% due 7/15/08 (a)(c)	3,183,750
350,000	Senior Secured Notes, 10.125% due 7/15/13 (a)	393,750
1,067,000	NRG Energy Inc., Second Priority Senior Secured Notes, 8.000% due 12/15/13	1,176,367

	Total Independent Power Producers & Energy Traders	7,607,680

Industrial Conglomerates — 0.2%
1,500,000	Koppers Inc. Senior Secured Notes, 9.875% due 10/15/13	1,635,000

IT Services — 0.3%
	Iron Mountain Inc., Senior Subordinated Notes:
375,000	8.250% due 7/1/11	378,900
750,000	8.625% due 4/1/13	787,500
1,225,000	7.750% due 1/15/15	1,243,375

	Total IT Services	2,409,775

See Notes to Financial Statements.

12         Salomon Brothers Global High Income Fund Inc. 2005 Semi-Annual Report

Schedule of Investments (November 30, 2005) (unaudited) (continued)

Face Amount	Security‡	Value

Machinery — 0.3%
$ 550,000	Case New Holland Inc., Senior Notes, 9.250% due 8/1/11	$585,750
275,000	Mueller Group Inc., Senior Subordinated Notes, 10.000% due 5/1/12	291,500
925,000	Mueller Holdings Inc., Discount Notes, step bond to yield 11.716% due 4/15/14	700,687
91,000	Terex Corp., Senior Subordinated Notes, 7.375% due 1/15/14	91,228
1,150,000	Wolverine Tube Inc., Senior Notes, 10.500% due 4/1/09	1,006,250

	Total Machinery	2,675,415

Marine — 0.0%
250,000	General Maritime Corp., Senior Notes, 10.000% due 3/15/13	280,000

Media — 3.9%
625,000	Bear Creek Corp., Senior Notes, 9.000% due 3/1/13 (a)	618,750
1,250,000	Cablevision Systems Corp., Senior Notes, Series B, 8.716% due 4/1/09 (c)	1,281,250
3,487,678	CanWest Media Inc., Senior Subordinated Notes, 8.000% due 9/15/12	3,592,308
	CCH I Holdings LLC:
	Senior Accreting Notes:
739,000	10.000% due 5/15/14 (a)	458,180
2,500,000	step bond to yield 20.363% due 5/15/14 (a)	1,525,000
594,000	Senior Secured Notes, 11.000% due 10/1/15 (a)	512,325
1,650,000	Charter Communications Operating LLC, Second Lien Senior Notes, 8.375% due 4/30/14 (a)	1,650,000
400,000	Chukchansi Economic Development Authority, Senior Notes, 8.000% due 11/15/13 (a)	404,000
	CSC Holdings Inc.:
425,000	Debentures, Series B, 8.125% due 8/15/09	432,438
150,000	Senior Debentures, 7.625% due 7/15/18	143,250
	Senior Notes:
575,000	7.000% due 4/15/12 (a)	549,125
	Series B:
550,000	8.125% due 7/15/09	559,625
250,000	7.625% due 4/1/11	250,000
1,050,000	Dex Media Inc., Discount Notes, step bond to yield 8.498% due 11/15/13	837,375
1,367,000	Dex Media West LLC/Dex Media Finance Co., Senior Subordinated Notes, Series B, 9.875% due 8/15/13	1,519,079
525,000	DIRECTV Holdings LLC, Senior Notes, 6.375% due 6/15/15	517,781
1,365,000	DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., Senior Notes, 8.375% due 3/15/13	1,487,850
1,775,000	EchoStar DBS Corp., Senior Notes, 6.625% due 10/1/14	1,721,750
1,300,000	Houghton Mifflin Co., Senior Discount Notes, step bond to yield 10.546% due 10/15/13	1,002,625
475,000	Interep National Radio Sales Inc., Senior Subordinated Notes, Series B, 10.000% due 7/1/08	382,969
1,175,000	Lamar Media Corp., Senior Subordinated Notes, 6.625% due 8/15/15 (a)	1,183,812
1,000,000	LodgeNet Entertainment Corp., Senior Subordinated Debentures, 9.500% due 6/15/13	1,095,000
	Mediacom Broadband LLC, Senior Notes:
525,000	11.000% due 7/15/13	567,000
500,000	8.500% due 10/15/15 (a)	470,000

See Notes to Financial Statements.

Salomon Brothers Global High Income Fund Inc. 2005 Semi-Annual Report         13

Schedule of Investments (November 30, 2005) (unaudited) (continued)

Face Amount	Security‡	Value

Media — 3.9% (continued)
$ 275,000	Mediacom LLC/Mediacom Capital Corp., Senior Notes, 9.500% due 1/15/13	$271,563
1,000,000	R.H. Donnelley Inc., Senior Subordinated Notes, 10.875% due 12/15/12	1,137,500
1,850,000	Radio One Inc., Senior Subordinated Notes, 6.375% due 2/15/13	1,794,500
1,100,000	Rogers Cable Inc., Senior Secured Notes, 7.875% due 5/1/12	1,179,750
1,075,000	Sinclair Broadcast Group Inc., Senior Subordinated Notes, 8.000% due 3/15/12	1,112,625
1,100,000	Vertis Inc., Senior Secured Notes, 9.750% due 4/1/09	1,135,750
225,000	Videotron Ltd., Senior Notes, 6.375% due 12/15/15 (a)	224,156
1,200,000	Young Broadcasting Inc., Senior Subordinated Notes, 8.750% due 1/15/14	1,059,000

	Total Media	30,676,336

Metals & Mining — 0.5%
750,000	Aleris International Inc., Senior Secured Notes, 10.375% due 10/15/10	824,062
1,050,000	Corporacion Nacional del Cobre-Codelco, Notes, 5.500% due 10/15/13 (a)	1,067,274
525,000	IPSCO Inc., Senior Notes, 8.750% due 6/1/13	576,188
1,250,000	Novelis Inc., Senior Notes, 7.500% due 2/15/15 (a)	1,175,000

	Total Metals & Mining	3,642,524

Multiline Retail — 0.1%
400,000	Neiman Marcus Group Inc., Senior Subordinated Notes, 10.375% due 10/15/15 (a)	406,500

Office Electronics — 0.1%
800,000	Xerox Capital Trust I, 8.000% due 2/1/27	824,000

Oil, Gas & Consumable Fuels — 3.0%
	Chesapeake Energy Corp., Senior Notes:
1,350,000	6.375% due 6/15/15	1,329,750
1,200,000	6.625% due 1/15/16	1,194,000
50,000	6.875% due 11/15/20 (a)	49,500
812,000	Cimarex Energy Co., Senior Notes, 9.600% due 3/15/12	883,050
	El Paso Corp.:
	Medium-Term Notes:
2,050,000	7.375% due 12/15/12	2,039,750
1,400,000	7.750% due 1/15/32	1,386,000
125,000	Notes, 7.875% due 6/15/12	127,188
600,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	610,500
800,000	Hanover Equipment Trust, Senior Secured Notes, 8.750% due 9/1/11	848,000
600,000	Holly Energy Partners, L.P., Senior Notes, 6.250% due 3/1/15	585,000
1,225,000	Kerr-McGee Corp., Senior Secured Notes, 6.875% due 9/15/11	1,318,023
	Pemex Project Funding Master Trust:
5,000,000	8.625% due 12/1/23 (a)	6,100,000
800,000	9.750% due 9/15/27 (a)	1,056,000
3,300,000	Petronas Capital Ltd., Notes, 7.875% due 5/22/22 (a)	4,044,437
275,000	Swift Energy Co., Senior Subordinated Notes, 9.375% due 5/1/12	296,312
	Williams Cos. Inc.:
950,000	Notes, 8.750% due 3/15/32	1,083,000
1,000,000	Senior Notes, 7.625% due 7/15/19	1,050,000

	Total Oil, Gas & Consumable Fuels	24,000,510

See Notes to Financial Statements.

14         Salomon Brothers Global High Income Fund Inc. 2005 Semi-Annual Report

Schedule of Investments (November 30, 2005) (unaudited) (continued)

Face Amount	Security‡	Value

Paper & Forest Products — 0.7%
	Abitibi-Consolidated Inc.:
$ 660,000	Debentures, 8.850% due 8/1/30	$584,100
425,000	Notes, 7.750% due 6/15/11	410,125
340,000	Senior Notes, 8.375% due 4/1/15	330,650
	Appleton Papers Inc.:
375,000	Senior Notes, 8.125% due 6/15/11	361,875
375,000	Senior Subordinated Notes, Series B, 9.750% due 6/15/14	353,438
1,375,000	Boise Cascade, LLC, Senior Subordinated Notes, Series B, 7.125% due 10/15/14	1,244,375
500,000	Bowater Inc., Debentures, 9.500% due 10/15/12	517,500
1,500,000	Buckeye Technologies Inc., Senior Subordinated Notes, 8.000% due 10/15/10	1,432,500
175,000	Domtar Inc., Notes, 7.125% due 8/15/15	155,750

	Total Paper & Forest Products	5,390,313

Personal Products — 0.3%
1,225,000	DEL Laboratories Inc., Senior Subordinated Notes, 8.000% due 2/1/12	980,000
585,000	Elizabeth Arden Inc., Senior Secured Notes, Series B, 11.750% due 2/1/11	627,413
1,050,000	Playtex Products Inc., Senior Subordinated Notes, 9.375% due 6/1/11	1,111,687

	Total Personal Products	2,719,100

Real Estate — 0.6%
1,200,000	Felcor Lodging LP, Senior Notes, 9.000% due 6/1/11	1,320,000
2,275,000	Host Marriott LP, Senior Notes, 7.125% due 11/1/13	2,371,688
1,000,000	MeriStar Hospitality Operating Partnership LP/MeriStar Hospitality Finance Corp., Senior Notes, 10.500% due 6/15/09	1,057,500

	Total Real Estate	4,749,188

Semiconductors & Semiconductor Equipment — 0.2%
	Amkor Technology Inc.:
	Senior Notes:
1,475,000	9.250% due 2/15/08	1,430,750
91,000	7.750% due 5/15/13	78,715
400,000	Senior Subordinated Notes, 10.500% due 5/1/09	363,000

	Total Semiconductors & Semiconductor Equipment	1,872,465

Specialty Retail — 0.7%
2,000,000	Buffets Inc., Senior Subordinated Notes, 11.250% due 7/15/10	2,040,000
425,000	Eye Care Centers of America, Senior Subordinated Notes, 10.750% due 2/15/15	412,250
400,000	Finlay Fine Jewelry Corp., Senior Notes, 8.375% due 6/1/12	362,000
1,400,000	Hines Nurseries Inc., Senior Notes, 10.250% due 10/1/11	1,379,000
990,000	Jafra Cosmetics International Inc., Senior Subordinated Notes, 10.750% due 5/15/11	1,086,525
350,000	Toys “R” Us Inc., Notes, 7.375% due 10/15/18	259,000

	Total Specialty Retail	5,538,775

Textiles, Apparel & Luxury Goods — 0.4%
125,000	Collins & Aikman Floor Covering Inc., Senior Subordinated Notes, Series B, 9.750% due 2/15/10	115,625

See Notes to Financial Statements.

Salomon Brothers Global High Income Fund Inc. 2005 Semi-Annual Report         15

Schedule of Investments (November 30, 2005) (unaudited) (continued)

Face Amount	Security‡	Value

Textiles, Apparel & Luxury Goods — 0.4% (continued)
	Levi Strauss & Co., Senior Notes:
$ 300,000	8.804% due 4/1/12 (c)	$305,250
225,000	12.250% due 12/15/12	252,563
1,100,000	9.750% due 1/15/15	1,144,000
375,000	Quiksilver Inc., Senior Notes, 6.875% due 4/15/15 (a)	356,250
350,000	Simmons Bedding Co., Senior Subordinated Notes, 7.875% due 1/15/14	318,500
1,375,000	Simmons Co., Senior Discount Notes, step bond to yield 14.156% due 12/15/14 (a)	721,875

	Total Textiles, Apparel & Luxury Goods	3,214,063

Wireless Telecommunication Services — 1.0%
375,000	Centennial Communications Corp., Senior Notes, 10.125% due 6/15/13	420,000
100,000	Dobson Cellular Systems, First Priority Senior Secured Notes, 8.375% due 11/1/11	106,500
3,700,000	Nextel Communications Inc., Senior Notes, Series D, 7.375% due 8/1/15	3,897,761
1,125,000	Rogers Wireless Communications Inc., Senior Secured Notes, 7.500% due 3/15/15	1,209,375
	SBA Communications Corp.:
179,000	Senior Discount Notes, step bond to yield 7.629% due 12/15/11	164,680
585,000	Senior Notes, 8.500% due 12/1/12	652,275
700,000	UbiquiTel Operating Co., Senior Notes, 9.875% due 3/1/11	777,875
700,000	US Unwired Inc., Second Priority Secured Notes, Series B, 10.000% due 6/15/12	796,250

	Total Wireless Telecommunication Services	8,024,716

	TOTAL CORPORATE BONDS & NOTES (Cost — $256,925,445)	254,590,704

ASSET-BACKED SECURITIES — 0.9%
Credit Card — 0.0%
173,802	First Consumers Master Trust, Series 2001-A, Class A, 4.430% due 9/15/08 (c)	172,816

Home Equity — 0.9%
212,500	AQ Finance NIM Trust, Series 2004-RN5, Class A, 5.193% due 6/25/34 (a)	211,745
	Bear Stearns Asset-Backed Securities Inc. NIM Trust, Series 2004-HE5N:
160,124	Class A1, 5.000% due 7/25/34 (a)	159,843
158,000	Class A2, 5.000% due 7/25/34 (a)	157,371
195,141	Bear Stearns Asset-Backed Securities NIM Trust, Series 2004-HE6N, Class A1, 5.250% due 8/25/34 (a)	194,331
381,965	Countrywide Asset-Backed Certificates, Series 2004-05N, Class N1, 5.500% due 10/25/35 (a)	380,773
345,132	Finance America NIM Trust, Series 2004-01, Class A, 5.250% due 6/27/34 (a)	344,598
371,370	Long Beach Asset Holdings Corp., Series 2004-06, Class N2, 7.500% due 11/25/34 (a)	341,580
102,569	Novastar NIM Trust, Series 2004-N2, 4.458% due 6/26/34 (a)	102,350
	Sail NIM Notes:
16,682	Series 2003-6A, Class A, 7.000% due 7/27/33 (a)	16,686
59,712	Series 2003-7A, Class A, 7.000% due 7/27/33 (a)	59,230
404,864	Series 2004-008A, Class A, 5.000% due 9/27/34 (a)	403,014
796,034	Series 2004-AA, Class A, 4.500% due 10/27/34 (a)	792,809

See Notes to Financial Statements.

16         Salomon Brothers Global High Income Fund Inc. 2005 Semi-Annual Report

Schedule of Investments (November 30, 2005) (unaudited) (continued)

Face Amount		Security‡	Value

Home Equity — 0.9% (continued)
$1,177,934		Series 2004-AA, Class B, 7.500% due 10/27/34 (a)	$980,983
374,480		Series 2004-BN2A, Class B, 0.990% due 12/27/34 (a)	341,451
		Series 2005-1A:
157,542		Class A, 4.250% due 2/27/35 (a)	156,567
538,512		Class B, 7.500% due 2/27/35 (a)	528,227
217,379		Sharp SP I LLC, NIM Trust, Series 2004-HS1N, 5.920% due 2/25/34 (a)	214,739
1,500,000		Structured Asset Investment Loan Trust, Series 2003-BC10, Class M2, 6.040% due 10/25/33 (c)	1,514,040

		Total Home Equity	6,900,337

		TOTAL ASSET-BACKED SECURITIES (Cost — $7,284,733)	7,073,153

COLLATERALIZED MORTGAGE OBLIGATIONS — 0.7%
		Federal National Mortgage Association (FNMA) STRIP:
10,967,550		Series 329, Class 2, IO, 5.500% due 1/1/33	2,505,930
13,359,895		Series 338, Class 2, IO, 5.500% due 6/1/33	3,178,340

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $6,554,323)	5,684,270

MORTGAGE-BACKED SECURITIES (d)(e) — 31.4%
FHLMC — 11.0%
		Federal Home Loan Mortgage Corp. (FHLMC), Gold:
70,000,000		5.000% due 12/1/35	67,331,250
10,000,000		5.500% due 12/1/35	9,862,500
10,000,000		6.000% due 12/1/35	10,075,000

		Total FHLMC	87,268,750

FNMA — 20.4%
		Federal National Mortgage Association (FNMA):
90,000,000		5.000% due 12/1/35	86,596,920
20,000,000		5.500% due 12/1/35	19,700,000
55,000,000		6.000% due 12/1/35	55,326,590

		Total FNMA	161,623,510

		TOTAL MORTGAGE-BACKED SECURITIES (Cost — $254,087,502)	248,892,260

Face Amount†
SOVEREIGN BONDS — 14.9%
Argentina — 0.5%
		Republic of Argentina:
1,729,117	EUR	8.000% due 2/26/08 (c)(f)	672,748
2,275,000		4.005% due 8/3/12 (c)	2,013,645
1,074,000	EUR	9.000% due 6/20/49 (f)	430,524
522,000	EUR	Medium-Term Notes, 10.000% due 2/22/07 (f)	209,249
1,385,000		Series GDP, 1.330% due 12/15/35 (c)	66,480
1,385,000		Step bond to yield 9.183% due 12/31/38	446,662

		Total Argentina	3,839,308

See Notes to Financial Statements.

Salomon Brothers Global High Income Fund Inc. 2005 Semi-Annual Report         17

Schedule of Investments (November 30, 2005) (unaudited) (continued)

Face Amount†	Security‡	Value

Brazil — 3.6%
	Federative Republic of Brazil:
8,710,000	Collective Action Securities, 8.000% due 1/15/18	$9,158,565
	DCB, Series L:
13,692,308	5.250% due 4/15/12 (c)	13,461,250
191,179	Registered, 5.250% due 4/15/12 (c)	187,953
6,057,692	FLIRB, Series L, 5.188% due 4/15/09 (c)	6,000,901

	Total Brazil	28,808,669

Bulgaria — 0.2%
1,630,000	Republic of Bulgaria, 8.250% due 1/15/15 (a)	1,962,112

Chile — 0.2%
1,430,000	Republic of Chile, 5.500% due 1/15/13	1,468,317

China — 0.1%
655,000	People’s Republic of China, 4.750% due 10/29/13	640,385

Colombia — 0.8%
	Republic of Colombia:
950,000	11.750% due 2/25/20	1,309,813
1,150,000	8.125% due 5/21/24	1,214,400
3,155,000	10.375% due 1/28/33	4,068,372

	Total Colombia	6,592,585

Ecuador — 0.2%
1,785,000	Republic of Ecuador, step bond to yield 10.825% due 8/15/30 (a)	1,646,663

El Salvador — 0.1%
995,000	Republic of El Salvador, 7.750% due 1/24/23 (a)	1,089,525

Mexico — 2.3%
	United Mexican States:
800,000	11.375% due 9/15/16	1,175,000
	Medium-Term Notes, Series A:
8,625,000	6.375% due 1/16/13	9,140,344
6,275,000	8.000% due 9/24/22	7,679,031
400,000	Series XW, 10.375% due 2/17/09	463,000

	Total Mexico	18,457,375

Panama — 0.9%
	Republic of Panama:
1,850,000	9.375% due 4/1/29	2,289,375
4,656,480	IRB, 4.688% due 7/17/14 (c)	4,627,377

	Total Panama	6,916,752

Peru — 0.8%
	Republic of Peru:
695,000	9.125% due 2/21/12	814,887
375,000	9.875% due 2/6/15	466,875
615,000	7.350% due 7/21/25	635,603
240,000	8.750% due 11/21/33	282,000
4,287,500	FLIRB, 5.000% due 3/7/17 (c)	4,110,641

	Total Peru	6,310,006

See Notes to Financial Statements.

18         Salomon Brothers Global High Income Fund Inc. 2005 Semi-Annual Report

Schedule of Investments (November 30, 2005) (unaudited) (continued)

Face Amount†	Security‡	Value

Philippines — 0.8%
	Republic of the Philippines:
1,475,000	9.000% due 2/15/13	$1,631,645
650,000	8.250% due 1/15/14	689,780
2,425,000	9.375% due 1/18/17	2,735,703
1,100,000	9.500% due 2/2/30	1,238,188

	Total Philippines	6,295,316

Poland — 0.2%
1,420,000	Republic of Poland, 5.250% due 1/15/14	1,434,946

Russia — 1.5%
	Russian Federation:
1,400,000	8.250% due 3/31/10 (a)	1,492,750
1,150,000	11.000% due 7/24/18 (a)	1,700,562
4,175,000	12.750% due 6/24/28 (a)	7,619,375
700,000	Step bond to yield 5.627% due 3/31/30 (a)	783,563

	Total Russia	11,596,250

South Africa — 0.3%
	Republic of South Africa:
1,350,000	9.125% due 5/19/09	1,515,375
525,000	6.500% due 6/2/14	565,687

	Total South Africa	2,081,062

Turkey — 1.1%
	Republic of Turkey:
475,000	11.750% due 6/15/10	583,656
1,100,000	11.000% due 1/14/13	1,390,125
1,575,000	7.250% due 3/15/15	1,639,969
2,250,000	7.000% due 6/5/20	2,227,500
2,120,000	11.875% due 1/15/30	3,153,500

	Total Turkey	8,994,750

Ukraine — 0.2%
1,310,000	Republic of Ukraine, 7.650% due 6/11/13 (a)	1,421,350

Uruguay — 0.3%
2,075,000	Republic of Uruguay, Benchmark Bonds, 7.500% due 3/15/15	2,072,406

Venezuela — 0.8%
	Bolivarian Republic of Venezuela:
3,245,000	5.375% due 8/7/10 (a)	3,090,863
2,075,000	7.650% due 4/21/25	2,041,281
1,200,000	Collective Action Security, 10.750% due 9/19/13	1,446,000

	Total Venezuela	6,578,144

	TOTAL SOVEREIGN BONDS (Cost — $109,400,015)	118,205,921

See Notes to Financial Statements.

Salomon Brothers Global High Income Fund Inc. 2005 Semi-Annual Report         19

Schedule of Investments (November 30, 2005) (unaudited) (continued)

Shares	Security‡	Value

COMMON STOCK — 0.0%
MATERIALS — 0.0%
Chemicals — 0.0%
30,303	Applied Extrusion Technologies Inc., Class A Shares*(g) (Cost — $945,358)	$242,424

CONVERTIBLE PREFERRED STOCK — 0.2%
TELECOMMUNICATION SERVICES — 0.2%
Wireless Telecommunication Services — 0.2%
1,394	Alamosa Holdings Inc., Series B, 7.500% due 7/31/13 (Cost — $431,471)	1,919,886

Warrant
WARRANTS — 0.0%
450	Mueller Holdings Inc., Expires 4/15/14 (g)*	5
2,700	United Mexican States, Expires 11/9/06*	67,500
2,125	United Mexican States, Series Xw10, Expires 10/10/06*	71,187
1,600	United Mexican States, Series Xw20, Expires 9/1/06*	77,600

	TOTAL WARRANTS (Cost — $169,875)	216,292

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $635,798,722)	636,824,910

Face Amount
SHORT-TERM INVESTMENTS — 19.8%
Repurchase Agreements — 19.8%
$50,000,000	Interest in $601,035,000 joint tri-party repurchase agreement dated 11/30/05 with Deutsche Bank Securities Inc., 4.010% due 12/1/05; Proceeds at maturity — $50,005,569; (Fully collateralized by various U.S. government agency obligations, 0.000% to 6.625% due 12/05/05 to 9/29/25; Market value — $51,000,014)	50,000,000
50,000,000	Interest in $595,339,000 joint tri-party repurchase agreement dated 11/30/05 with Merrill Lynch, Pierce, Fenner & Smith Inc., 4.010% due 12/1/05; Proceeds at maturity — $50,005,569; (Fully collateralized by U.S. Treasury Note, 4.500% due 11/15/10; Market value — $51,000,402)	50,000,000
57,150,000	Interest in $484,036,000 joint tri-party repurchase agreement dated 11/30/05 with Morgan Stanley, 4.020% due 12/1/05; Proceeds at maturity — $57,156,382; (Fully collateralized by various U.S. government agency obligations, 0.000% to 9.800% due 12/2/05 to 11/5/32; Market value —$58,364,121)	57,150,000

	TOTAL SHORT-TERM INVESTMENTS (Cost — $157,150,000)	157,150,000

	TOTAL INVESTMENTS — 100.0% (Cost — $792,948,722#)	$793,974,910

*	Non-income producing security.
†	Face amount denominated in U.S. dollars, unless otherwise indicated.

See Notes to Financial Statements.

20         Salomon Brothers Global High Income Fund Inc. 2005 Semi-Annual Report

Schedule of Investments (November 30, 2005) (unaudited) (continued)

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.
(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(c)	Variable rate security. Coupon rates disclosed are those which are in effect at November 30, 2005.
(d)	This security is traded on a “to-be-announced” basis (See Note 1).
(e)	All or a portion of this security was acquired under mortgage dollar roll agreements (See Notes 1 and 3 ).
(f)	Security is currently in default.
(g)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
‡	All securities are segregated as collateral pursuant to a revolving credit facility, mortgage dollar rolls and/or futures contracts.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
DCB	— Debt Conversion Bond
EUR	— Euro
FLIRB	— Front-Loaded Interest Reduction Bonds
GDP	— Gross Domestic Product
IO	— Interest Only
IRB	— Interest Reduction Bond
NIM	— Net Interest Margin

See Notes to Financial Statements.

Salomon Brothers Global High Income Fund Inc. 2005 Semi-Annual Report         21

Statement of Assets and Liabilities (November 30, 2005) (unaudited)

ASSETS:
Investments, at value (Cost — $635,798,722)	$636,824,910
Repurchase agreements, at value (Cost — $157,150,000)	157,150,000
Cash	303
Interest receivable	8,585,518
Receivable for securities sold	1,860,789
Deposits with brokers for open futures contracts	1,072,050
Receivable from broker — variation margin on open futures contracts	218,018
Prepaid expenses	8,050

Total Assets	805,719,638

LIABILITIES:
Payable for securities purchased	248,675,019
Loan payable (Note 4)	100,000,000
Management fee payable	561,114
Interest payable	285,159
Deferred dollar roll income	125,433
Accrued expenses	139,613

Total Liabilities	349,786,338

Total Net Assets	$455,933,300

NET ASSETS:
Par value ($0.001 par value; 100,000,000 shares authorized, 30,542,075 shares outstanding)	$30,542
Paid-in capital in excess of par value	435,478,292
Overdistributed net investment income	(328,513)
Accumulated net realized gain on investments, futures contracts, swap contracts and foreign currency transactions	16,341,120
Net unrealized appreciation on investments and futures contracts	4,411,859

Total Net Assets	$455,933,300

Shares Outstanding	30,542,075

Net Asset Value	$14.93

See Notes to Financial Statements.

22         Salomon Brothers Global High Income Fund Inc. 2005 Semi-Annual Report

Statement of Operations (For the six months ended November 30, 2005) (unaudited)

INVESTMENT INCOME:
Interest	$20,880,178
Dividends	13,069

Total Investment Income	20,893,247

EXPENSES:
Management fee (Note 2)	3,281,412
Interest expense (Note 4)	2,092,119
Custody fees	63,948
Transfer agent fees	41,939
Shareholder reports	32,045
Audit and tax	30,505
Directors’ fees	28,648
Legal fees	17,028
Stock exchange listing fees	14,837
Insurance	5,268
Loan fees	3,766
Miscellaneous expenses	571

Total Expenses	5,612,086

Net Investment Income	15,281,161

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investments	14,344,422
Futures contracts	(1,998,247)
Swap contracts	5,660
Foreign currency transactions	(8,289)

Net Realized Gain	12,343,546

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(15,266,352)
Futures contracts	8,435,241

Change in Net Unrealized Appreciation/Depreciation	(6,831,111)

Net Gain on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions	5,512,435

Increase in Net Assets From Operations	$20,793,596

See Notes to Financial Statements.

Salomon Brothers Global High Income Fund Inc. 2005 Semi-Annual Report         23

Statements of Changes in Net Assets

For the six months ended November 30, 2005 (unaudited) and the year ended May 31, 2005

	November 30	May 31
OPERATIONS:
Net investment income	$15,281,161	$31,028,093
Net realized gain	12,343,546	8,032,765
Change in net unrealized appreciation/depreciation	(6,831,111)	7,704,054

Increase in Net Assets From Operations	20,793,596	46,764,912

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(15,576,458)	(32,564,988)
Net realized gains	—	(5,164,586)
Return of capital	—	(1,211,571)

Decrease in Net Assets From Distributions to Shareholders	(15,576,458)	(38,941,145)

Increase in Net Assets	5,217,138	7,823,767
NET ASSETS:
Beginning of period	450,716,162	442,892,395

End of period*	$455,933,300	$450,716,162

* Includes overdistributed net investment income of:	$(328,513)	$(33,216)

See Notes to Financial Statements.

24         Salomon Brothers Global High Income Fund Inc. 2005 Semi-Annual Report

Statement of Cash Flows (For the Six Months Ended November 30, 2005) (unaudited)

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Interest and dividends received	$21,486,547
Operating expenses paid	(3,551,028)
Net purchases of short-term investments	(78,523,000)
Realized loss on foreign currency transactions	(8,289)
Realized loss on futures contracts	(1,998,247)
Realized gain on swap contracts	5,660
Net change in unrealized appreciation on futures contracts	8,435,241
Purchases of long-term investments	(360,702,161)
Proceeds from disposition of long-term investments	390,975,318
Deposits with brokers for initial margin on futures contracts	(203,688)
Change in receivable from broker — variation margin	(218,018)
Interest paid	(2,079,502)

Net Cash Flows Used By Operating Activities	(26,381,167)

CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
Cash distributions paid on Common Stock	(15,576,458)
Net receipt from dollar roll transactions	41,957,552

Net Cash Flows Provided By Financing Activities	26,381,094

Net Decrease in Cash	(73)
Cash, Beginning of period	376

Cash, End of period	$303

RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Increase in Net Assets From Operations	$20,793,596

Accretion of discount on investments	(1,448,790)
Amortization of premium on investments	1,350,465
Deposits with brokers for initial margin on future contracts	(203,688)
Increase in investments, at value	(45,604,180)
Increase in payable for securities purchased	137,056
Decrease in interest receivable	691,625
Increase in receivable for securities sold	(1,860,789)
Increase in receivable from broker — variation margin	(218,018)
Decrease in prepaid expenses	9,301
Increase in interest payable	12,617
Decrease in accrued expenses	(40,362)

Total Adjustments	(47,174,763)

Net Cash Flows Used By Operating Activities	$(26,381,167)

See Notes to Financial Statements.

Salomon Brothers Global High Income Fund Inc. 2005 Semi-Annual Report         25

Financial Highlights

For a share of capital stock outstanding throughout each year ended May 31, unless otherwise noted:

	2005(1)(2)		2005(1)	2004(1)(3)
Net Asset Value, Beginning of Period	$14.76		$14.50	$14.30	(4)

Income From Operations:
Net investment income	0.50		1.02	1.00
Net realized and unrealized gain	0.18		0.51	0.23

Total Income From Operations	0.68		1.53	1.23

Less Distributions From:
Net investment income	(0.51)		(1.06)	(0.97)
Net realized gains	—		(0.17)	(0.06)
Return of capital	—		(0.04)	—

Total Distributions	(0.51)		(1.27)	(1.03)

Increase in Net Asset Value Due to Shares Issued on Reinvestment of Distributions	—		—	0.00	(5)

Net Asset Value, End of Period	$14.93		$14.76	$14.50

Market Price, End of Period	$12.83		$12.96	$13.76

Total Return Based on NAV(6)	4.67%		10.92%	8.44%

Total Return, Based on Market Price(6)	2.86%		3.15%	(1.63)%

Net Assets, End of Period (000s)	$455,933		$450,716	$442,892

Ratios to Average Net Assets:
Expenses	2.45	%(7)	2.14%	1.79	%(7)
Expenses, excluding interest expense	1.54	(7)	1.55	1.45	(7)
Net investment income	6.67	(7)	6.85	7.93	(7)

Portfolio Turnover Rate(8)	55%		88%	100%

Supplemental Data:
Loans Outstanding, End of Period (000s)	$100,000		$100,000	$100,000
Asset Coverage (000s)	$555,933		$550,716	$542,892
Asset Coverage for Loan Outstanding	556%		551%	543%
Weighted Average Loan (000s)	$100,000		$100,000	$108,367
Weighted Average Interest Rate on Loans	4.17	%(7)	2.70%	1.65	%(7)

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended November 30, 2005 (unaudited).
(3)	For the period July 28, 2003 (commencement of operations) to May 31, 2004.
(4)	Initial public offering price of $15.00 per share less offering costs and sales load totaling $0.70 per share.
(5)	Amount represents less than $0.01 per share.
(6)	The total return calculation assumes that dividends are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.
(7)	Annualized.
(8)	Excluding mortgage dollar transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 233%, 437%, and 285% for the six months ended November 30, 2005, and the years ended May 31, 2005 and 2004, respectively.

See Notes to Financial Statements.

26         Salomon Brothers Global High Income Fund Inc. 2005 Semi-Annual Report

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

The Salomon Brothers Global High Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund seeks to maintain a high level of current income by investing primarily in a portfolio of high yield fixed income securities issued by corporate issuers, emerging market fixed income securities and investment grade fixed income securities. As a secondary objective, the Fund seeks total return.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

Salomon Brothers Global High Income Fund Inc. 2005 Semi-Annual Report         27

Notes to Financial Statements (unaudited) (continued)

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Credit Default Swaps. The Fund may enter into credit default swap contracts for investment purposes, to manage its credit risk or to add leverage. As a seller in a credit default swap contract, the Fund is required to pay the notional or other agreed-upon value to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund keeps the stream of payments and has no payment obligations. Such periodic payments are accrued daily and accounted for as realized gain.

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held, in which case the Fund functions as the counterparty referenced in the preceding paragraph. As a purchaser of a credit default swap contract, the Fund receives the notional or other agreed upon value from the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund makes periodic payments to the counterparty over the term of the contract provided no event of default has occurred. Such periodic payments are accrued daily and accounted for as realized loss.

Swaps are marked-to-market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Fund’s Statement of Operations. For a credit default swap sold by the Fund, payment of the agreed upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by the Fund, the agreed upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

Entering into credit default swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there will be unfavorable changes in net interest rates.

(e) Mortgage Dollar Rolls. The Fund enters into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by a fee paid by the counterparty, often in the

28         Salomon Brothers Global High Income Fund Inc. 2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

form of a drop in the repurchase price of the securities. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(f) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(g) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of both the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(h) Cash Flow Information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(i) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment,

Salomon Brothers Global High Income Fund Inc. 2005 Semi-Annual Report         29

Notes to Financial Statements (unaudited) (continued)

the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(j) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(l) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(m) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2.	Management Agreement and Other Transactions

The Fund has a management and administrative agreement with Salomon Brothers Asset Management Inc. (“SBAM”), which for the period of this report was an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”). SBAM provides all management, advisory and administration services for the Fund. The fee for these services is payable monthly at an annual rate of 0.85% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings. Borrowings for the purpose of the calculation of the management

30         Salomon Brothers Global High Income Fund Inc. 2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

fee include loans from certain financial institutions, the use of mortgage dollar roll transactions and reverse repurchase agreements and the issuance of debt securities, and, possibly, through the issuance of preferred stocks.

In connection with SBAM’s service as investment manager to the Fund, Citigroup Asset Management Ltd. (“CAM Ltd.”), which for the period of this report was an indirect wholly-owned subsidiary of Citigroup, provides certain advisory services to SBAM relating to currency transactions and investments in non-dollar-denominated debt securities for the benefit of the Fund pursuant to a sub-advisory consulting agreement. SBAM pays CAM Ltd. a fee for its services at no additional expense to the Fund.

During periods in which the Fund is utilizing borrowings, the fee which is payable to SBAM as a percentage of the Fund’s assets will be higher than if the Fund did not utilize borrowings because the fee is calculated as a percentage of the Fund’s assets, including those investments purchased with borrowings.

At November 30, 2005, Citigroup Financial Products Inc., an affiliate of SBAM and an indirect wholly-owned subsidiary of Citigroup, held 8,022 shares of the Fund.

Certain officers and/or directors of the Fund are also officers and/or directors of SBAM and do not receive compensation from the Fund.

3.	Investments

During the six months ended November 30, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments and mortgage dollar rolls) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government and Agency Obligations
Purchases	$218,189,217	$142,650,000

Sales	296,454,371	96,438,282

At November 30, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$15,775,529
Gross unrealized depreciation	(14,749,341)

Net unrealized appreciation	$1,026,188

At November 30, 2005, the Fund had the following open futures contracts:

Contracts to Sell:	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
U.S. Treasury 2 Year Note	42	12/05	$8,695,161	$8,620,500	$74,661
U.S. Treasury 5 Year Note	396	12/05	42,822,254	42,019,313	802,941
U.S. Treasury 10 Year Note	1,123	12/05	124,616,772	122,108,703	2,508,069

Net Unrealized Gain on Open Futures Contracts					$3,385,671

Salomon Brothers Global High Income Fund Inc. 2005 Semi-Annual Report         31

Notes to Financial Statements (unaudited) (continued)

The average monthly balance of dollar rolls outstanding for the SBAM during the six months ended November 30, 2005 was approximately $196,265,234. Counterparties with mortgage dollar rolls outstanding in excess of 10% of total net assets at November 30, 2005 included Barclays Investments Inc. ($74,888,854), Lehman Brothers, Inc. ($58,040,833) and Merrill Lynch, Pierce, Fenner & Smith Inc. ($76,570,833).

At November 30, 2005, the Fund held TBA securities with a total cost of $254,087,502.

4.	Loan

At November 30, 2005, the Fund had outstanding a $100,000,000 loan pursuant to a revolving credit and security agreement with Three Pillars Funding Corp. and Citicorp North America Inc. (“CNA”). In addition, CNA acts as administrative agent. The loan generally bears interest at a variable rate based on the weighted average interest rates of the commercial paper or LIBOR, plus any applicable margin. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses. For the six months ended November 30, 2005, the Fund incurred interest expense on this loan in the amount of $2,092,119.

5.	Dividends Subsequent to November 30, 2005

On November 18, 2005, the Fund’s Board declared three distributions, each in the amount of $0.0350, $0.0850, and $0.0850, per share, respectively, payable on December 30, 2005, January 27, 2006, and February 24, 2006 to shareholders of record on December 27, 2005, January 24, 2006, and February 21, 2006, respectively. In addition, the Fund’s Board declared distributions in the amount of $0.3167 of short-term capital gains and $0.3284 of long-term capital gains payable on December 30, 2005 to shareholders of record on December 27, 2005.

6.	Capital Shares

On October 22, 2003 the Fund’s Board authorized the Fund to repurchase from time to time in the open market up to 3,000,000 shares of the Fund’s common stock. The Board directed the management of the Fund to repurchase shares of the Fund’s common stock at such times and in such amounts as management believes will enhance shareholder value, subject to review by the Fund’s Board. Since the inception of the repurchase plan, the Fund has not repurchased any shares.

7.	Change in Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP resigned as the independent registered public accounting firm for the Fund effective upon completion of the audit for the Fund’s 2005 fiscal year. The Fund’s Audit Committee approved the engagement of KPMG LLP as the Fund’s new independent registered public accounting firm for the fiscal year ending May 31, 2006. A majority of the Fund’s Board of Directors, including a majority of the independent Directors, approved the appointment of KPMG LLP, subject to the right, of the Fund, by a majority vote of the shareholders at any meeting called for that purpose, to terminate the appointment without penalty.

32         Salomon Brothers Global High Income Fund Inc. 2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

The reports of PricewaterhouseCoopers LLP on the Fund’s financial statements for each of the last two fiscal years in the period ended May 31, 2005 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. There have been no disagreements with PricewaterhouseCoopers LLP during the Fund’s two most recent fiscal years in the period ended May 31, 2005 and any subsequent interim period on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their report on the financial statements for such year.

8.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order

Salomon Brothers Global High Income Fund Inc. 2005 Semi-Annual Report         33

Notes to Financial Statements (unaudited) (continued)

also requires that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order required SBFM to recommend a new transfer agent contract to the Affected Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the funds’ Boards approved a new transfer agent contract for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

This Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9.	Other Matters

On September 16, 2005, the staff of the Securities and Exchange Commission (the “Commission”) informed SBFM and SBAM that the staff is considering recommending that the Commission institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, SBFM and SBAM believes that this matter is not likely to have a material adverse effect on the Fund or SBFM and SBAM’s ability to perform investment management services relating to the Fund.

10.	Subsequent Events

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason,

34         Salomon Brothers Global High Income Fund Inc. 2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Inc. (“Legg Mason”). As a result, the Fund’s investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract (and sub-advisory contract) to terminate. The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager (and new sub-advisory contract) which became effective on December 1, 2005.

Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of December 2, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $830 billion.

Effective December 1, 2005, CGM will no longer be an affiliated person of the Fund under the 1940 Act, as amended. As a result, the Fund will be permitted to execute transactions with CGM or an affiliate of CGM as agent (but not as principal) without the restrictions applicable to transactions with affiliated persons. Similarly, the Fund generally will be permitted to purchase securities in underwritings in which CGM or an affiliate of CGM is a member without the restrictions imposed by certain rules of the Securities and Exchange Commission. The Manager’s use of CGM or affiliates of CGM as agent in portfolio transactions with the Fund will be governed by the Fund’s policy of seeking the best overall terms available.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

The Fund’s Board has approved American Stock Transfer & Trust Company (“AST”) to serve as transfer agent for the Fund. The principal business office of AST is located at 59 Maiden Lane, New York, NY 10038.

Salomon Brothers Global High Income Fund Inc. 2005 Semi-Annual Report         35

Board Approval of Management Agreement (unaudited)

Background

The members of the Board of Salomon Brothers Global High Income Fund Inc. (the “Fund”), including the Fund’s independent, or non-interested, Board members (the “Independent Board Members”), received extensive information from the Fund’s manager (the “Manager”) to assist them in their consideration of the Fund’s management agreement (the “Management Agreement”). This includes a variety of information about the Manager, including the advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below.

At an in-person meeting held on July 25 and 26, 2005, a presentation was made to the Board by the Manager that encompassed the Fund and all the funds for which the Board has responsibility. The Board evaluated information made available on a fund-by-fund basis and its determinations were made separately in respect of each fund, including the Fund. The Fund has a combined investment advisory and administration agreement. The discussion below covers both advisory and administrative functions being rendered by the Manager.

Board Approval of Management Agreement

The Board unanimously approved the continuation of the Management Agreement for a period of up to one year concluding, in doing so, that the Manager should continue to be the Fund’s investment adviser and that the compensation payable under the agreement is fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant in the exercise of its business judgment. In approving continuance of the Management Agreement, the Board considered the announcement on June 24, 2005 by Citigroup that it had signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. Upon completion of this transaction the Manager, which was an indirect wholly-owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason, Inc. and the Management Agreement will terminate. Other factors considered and conclusions rendered by the Board in determining to approve the continuation of the Management Agreement included the following:

Nature, Extent and Quality of the Services under the Management Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager under the Management Agreement during the past year. The Board also received a description of the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted that it had received information at regular meetings throughout the year related to the services rendered by the Manager about the management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the Citigroup Asset Management (“CAM”) fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services.

36         Salomon Brothers Global High Income Fund Inc. 2005 Semi-Annual Report

Board Approval of Management Agreement (unaudited) (continued)

The Board considered that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager regarding the implementation to date of the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940.

The Board reviewed information describing the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the willingness of the Manager to consider and implement organizational changes to improve investment results and the services provided to the CAM fund complex. The Board also considered financial information from the Manager and based on its general knowledge of the Manager, affiliates, the financial resources available to CAM and its then parent organization, Citigroup Inc.

The Board also considered information presented regarding the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, the Manager also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement.

Fund Performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to select the funds included in the Performance Universe. The Board also noted that it had received information prepared by the Manager throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s) and Lipper peers. The information comparing the Fund’s performance to that of its Performance Universe, consisting of all closed-end funds classified as “leveraged global income funds” by Lipper, showed that the Fund’s performance for the one-year period presented was below the median.

Based on their review, which included consideration of all of the factors noted above, the Board concluded that the investment performance of the Fund has been satisfactory.

Management Fees and Expense Ratios

The Board considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management services provided by the Manager. Additionally, the Board received and con -

Salomon Brothers Global High Income Fund Inc. 2005 Semi-Annual Report         37

Board Approval of Management Agreement (unaudited) (continued)

sidered information prepared by Lipper comparing the Fund’s Contractual Management Fees and the Fund’s overall expenses with those of funds in a relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in scope of services provided to the Fund and the scope of the services provided to these other clients, noting that, unlike such other clients, the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund providers. The Board considered the fee comparisons in light of the broader range of services provided to the Fund and did not place a significant weight on this factor. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

The information comparing the Fund’s Contractual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of all closed-end funds (including the Fund) classified as “leveraged global income funds” by Lipper, showed that the Fund’s Contractual Management Fees were above the median range of management fees paid by the other funds in the Expense Group. The Board noted that the Fund’s actual total expense ratio was above the median, and recognizing that the Fund had higher expenses, in part, due to it being “levered” via a bank loan, concluded that the expense ratio of the Fund was acceptable in the light of the quality of the services the Fund received and such other factors as the Board considered relevant.

Taking all of the above into consideration, the Board determined that the Fund’s Management Fee was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement.

The material factors and conclusions that formed the basis for the Board’s determination to approve the continuance of the Management Agreement (including the determinations that the Manager should continue to serve as the investment adviser to the Fund and that the fees payable to the Manager pursuant to the Management Agreement are appropriate) included the following:

Manager Profitability

The Board considered information regarding the profitability to Manager and its affiliates of their relationships with the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. Based upon their review of the information made available, the Board concluded that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

38         Salomon Brothers Global High Income Fund Inc. 2005 Semi-Annual Report

Board Approval of Management Agreement (unaudited) (continued)

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether, given the Fund’s closed end structure, there is a realistic potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. The Board also considered whether alternative fee structures (such as breakpoints at lower asset levels) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies. The Board also noted that as the Fund’s assets have increased over time, it has realized other economies of scale, as certain expenses, such as fees for Board members, auditors and legal fees, become a smaller percentage of overall assets. Generally, in light of the Manager’s profitability data, and such other factors as the Board considered relevant, the Board concluded that the Manager’s sharing of current economies of scale with the Fund was reasonable.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates as a result of their relationship with the Fund, including soft dollar arrangements and the opportunity to offer additional products and services to Fund shareholders. In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, other ancillary benefits that the Manager and its affiliates received were not considered unreasonable to the Board.

Additional Information

On June 23, 2005, Citigroup Inc. entered into a definitive agreement (the “Transaction Agreement”) with Legg Mason, Inc. (“Legg Mason”) under which Citigroup agreed to sell substantially all of its asset management business, CAM, which includes the Adviser, to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The Transaction closed on December 1, 2005.

The consummation of the Transaction resulted in the automatic termination of the Fund’s current management agreement for each CAM-advised fund overseen by the Board (the “CAM funds”) including the Fund (each, a “Current Management Agreement”) in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). At meetings held on August 12, 2005, the Fund’s Board, including the Independent Board Members, unanimously approved a new management agreement between each CAM fund including the Fund, and the Adviser (each, a “New Management Agreement”) and authorized the Fund’s officers to submit the New Management Agreement to shareholders for their approval.

In anticipation of the Transaction, members of the Fund’s Board met in person on July 11, 2005 and August 12, 2005 for purposes of, among other things, considering whether it would be in the best interests of each CAM fund and its shareholders to

Salomon Brothers Global High Income Fund Inc. 2005 Semi-Annual Report         39

Board Approval of Management Agreement (unaudited) (continued)

approve the New Management Agreement between the fund and the fund’s Adviser. At those Board meetings, and for the reasons discussed below, the Board, including a majority of the Independent Board Members, unanimously approved each New Management Agreement and unanimously recommended its approval by shareholders in order to assure continuity of investment advisory services to the CAM fund after the Transaction.

To assist the Boards in their consideration of the New Management Agreements, Legg Mason provided materials and information about Legg Mason, including its financial condition and asset management capabilities and organization, and Legg Mason and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the agreements. The additional information was provided in advance of and at the August meetings. In addition, the Independent Board Members consulted with their counsel on various occasions, and received from their counsel a memorandum outlining, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

On July 11, 2005 and August 12, 2005, members of the Boards discussed with CAM management and certain Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding CAM funds, including the preservation, strengthening and growth of CAM’s business and its combination with Legg Mason’s business. The Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction. The Independent Board Members of the Board also conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July discussion and August meetings.

At the Board’s August meeting, representatives of CAM and Legg Mason made presentations to and responded to questions from the Board. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement.

Among other things, the Board Members considered:

(i) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(ii) that Legg Mason and its wholly-owned subsidiary, Western Asset Management Company and its affiliates (“Western Asset”), are experienced and respected asset management firms, and that Legg Mason has advised the Board Members that (a) it intends to combine the fixed income investment operations (including money market fund operations) of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries; (b) after the closing of the Transaction, it will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Adviser to CAM funds, which, among other things, may involve Western Asset, the Adviser to CAM funds sharing common systems and procedures, employees (including portfolio

40         Salomon Brothers Global High Income Fund Inc. 2005 Semi-Annual Report

Board Approval of Management Agreement (unaudited) (continued)

managers), investment and trading platforms, and other resources; (c) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of CAM funds, subject to Board consent and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (d) in the future, it may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to certain CAM funds, including the Fund, subject to applicable regulatory requirements;

(iii) that CAM management and Legg Mason have advised the Boards that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to each CAM fund, including the Fund and its shareholders by the Adviser, including compliance services;

(iv) the assurances from Citigroup and Legg Mason that, for a three year period following the closing of the Transaction, the Adviser will have substantially the same access to the Citigroup sales force when distributing shares of CAM funds as is currently provided to CAM and that other arrangements between the Adviser and Citigroup sales channels will be preserved;

(v) that Legg Mason and Citigroup intend to enter into an agreement in connection with the Transaction under which Citigroup-affiliated broker-dealers will continue to offer CAM funds as investment products, and the potential benefits to fund shareholders from this and other third-party distribution access;

(vi) the potential benefits to CAM fund shareholders from being part of a combined fund family with Legg Mason-sponsored funds, including possible economies of scale and access to investment opportunities;

(vii) that Citigroup and Legg Mason would derive benefits from the Transaction and that as a result, they have a financial interest in the matters that were being considered;

(viii) the potential effects of regulatory restrictions on CAM funds if Citigroup affiliated broker-dealers remain the principal underwriters for CAM funds;

(ix) the fact that the Fund’s total advisory and administrative fees will not increase by virtue of the New Management Agreement, but will remain the same;

(x) the terms and conditions of the New Management Agreement, including the differences from the Current Management Agreement, and where, applicable, the benefits of a single, uniform form of agreement covering these services;

(xi) that in July 2005 each Board had performed a full annual review of the Fund’s Current Management Agreement as required by the 1940 Act, and had determined that the Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund; and that the advisory and/or management fees paid by the Fund represent reasonable compensation to the Adviser in light of the nature, extent and quality of the services to be provided by the Adviser, the investment performance of the Fund and the Adviser, the costs of the services to be provided and the profits to be realized by the

Salomon Brothers Global High Income Fund Inc. 2005 Semi-Annual Report         41

Board Approval of Management Agreement (unaudited) (continued)

Adviser and its affiliates from the relationship with the Fund, the extent to which economies of scale may be realized as the Fund grows, the reflection of these economies of scale in the fee levels for the benefit of Fund shareholders, and such other matters as the Board Members considered relevant in the exercise of their reasonable judgment;

(xii) that the Fund would not bear the costs of obtaining shareholder approval of the New Management Agreement; and

(xiii) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any of the requirements of Section 15(f) not to be met.

Certain of these considerations are discussed in more detail below.

In their deliberations, the Board Members considered information received in connection with their recent approval of continuance of each Current Management Agreement in addition to information provided by Legg Mason and CAM in connection with their evaluation of the terms and conditions of the New Management Agreement. The Board Members did not identify any particular information that was all-important or controlling, and each Board Member attributed different weights to the various factors. The Board Members evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each fund. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the New Management Agreements, including the New Management Agreement for the Fund, are fair and reasonable, that the fees stated therein are reasonable in light of the services to be provided to each fund, and that the New Management Agreement should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided

In evaluating the nature, quality and extent of the services to be provided by the Adviser under the New Management Agreements, the Board Members considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Adviser; the potential implications of regulatory restrictions on the CAM funds following the Transaction; the ability of the Adviser to perform its duties after the Transaction, taking into account, where the CAM fund currently has a subadviser, the delegation of certain duties to the subadviser; and any anticipated changes to the current investment and other practices of the CAM funds. The Board Members considered Legg Mason’s advice that, after the closing of the Transaction, Legg Mason intends to review all aspects of the Funds’ operations (including equity, fixed income and money market fund operations). The Board Members considered Legg Mason’s advice that it intends to combine the fixed income investment operations of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries. The Board Members noted that Western Asset is an experienced and respected institutional asset manager that focuses on managing fixed income assets on

42         Salomon Brothers Global High Income Fund Inc. 2005 Semi-Annual Report

Board Approval of Management Agreement (unaudited) (continued)

behalf of institutional separate accounts, retirement plans and other institutional investors, including mutual funds. The Board Members further noted that, as of June 30, 2005, Western Asset managed approximately $230 billion in assets on behalf of its clients. The Board Members considered Legg Mason’s advice that, after the closing of the sale, Legg Mason will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Adviser and, in relevant cases, Citigroup Asset Management Limited (the “Subadviser”) to the CAM funds, which, among other things, may involve Western Asset, the Adviser and, in relevant cases, the Subadviser to the CAM funds sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources. The Board Members also considered Legg Mason’s advice that it is expected that the combination processes described above will result in additional changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board consent and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place. The Board Members also considered Legg Mason’s advice that, in the future, Legg Mason may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements.

The Board Members were advised that if Citigroup-affiliated broker-dealers remain the CAM funds’ principal underwriters, the CAM funds would continue to be subject to restrictions concerning certain transactions involving Citigroup affiliates (for example, transactions with a Citigroup broker-dealer acting as principal) absent regulatory relief or clarification.

Based on their review of the materials provided and the assurances they had received from CAM management and Legg Mason, the Board Members determined that the Transaction was not expected to adversely affect the nature and quality of services provided by the Adviser and that the Transaction was not expected to have a material adverse effect on the ability of the Adviser to provide those services. It was noted, however, that, in addition to the changes previously described, it is expected that there will be other changes in personnel following the Transaction or after the combination of CAM’s operations with those of Legg Mason subsidiaries. The Board Members noted that if current portfolio managers or other personnel cease to be available, each Board would consider all available options, which could include seeking the investment advisory or other services of Legg Mason affiliates or investment advisers not affiliated with Legg Mason. In this regard, it was noted that Legg Mason has indicated that it could potentially make available to the Adviser additional portfolio management resources in the event of loss of CAM personnel for particular investment disciplines. Accordingly, the Board Members concluded that, overall, they were satisfied at the present time with assurances from Legg Mason and CAM as to the expected nature, extent and quality of the services to be provided to the CAM funds under the New Management Agreements.

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Board Approval of Management Agreement (unaudited) (continued)

Costs of Services Provided and Profitability

In evaluating the costs of the services to be provided by the Adviser under the New Management Agreements and the profitability to the Adviser of their relationships with the Funds, the Board Members considered, among other things, whether advisory and administrative (or management) fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the assurances they had received from CAM management and Legg Mason, the Board Members determined that the Transaction would not increase the fees payable for advisory and administrative (or management) services and that overall CAM fund expenses were not expected to increase materially as a result of the Transaction. The Board Members noted that it was not possible to predict how the Transaction would affect the Adviser’s profitability from its relationship with the CAM funds, but that they had been satisfied in their most recent review of the Current Management Agreements, including the Funds’ Current Management Agreement, that the Adviser’s level of profitability from its relationship with the Funds was not excessive. It was noted that in conjunction with that review, the Board Members had obtained an independent accountant’s review of the methodology used to determine the Adviser’s profitability. The Board Members concluded that, overall, they were satisfied that currently, the Adviser’s level of profitability from its relationship with each CAM fund, including, the Fund, was not excessive.

The Board Members noted that they expect to receive Adviser profitability information on an annual basis and thus be in a position to evaluate whether any adjustments in Fund fees and/or fee breakpoints would be appropriate.

Fall-Out Benefits

In evaluating the fall-out benefits to be received by the Adviser under the New Management Agreements, the Board Members considered whether the Transaction would have an impact on the fall-out benefits received by virtue of the Current Management Agreements. Based on their review of the materials provided, including materials received in connection with their recent approval of the continuance of each Current Management Agreement, and their discussions with CAM management, Legg Mason and Western Asset, the Board Members determined that those benefits could include increased ability for Legg Mason to distribute shares of its funds and other investment products and to obtain research services using the CAM funds’ portfolio transaction brokerage. The Board Members noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Fees and Economies of Scale

In reviewing the Transaction, the Board Members considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction. Based on the assurances they had received from CAM management and Legg Mason, the Board Members determined that as a result of the Transaction, each CAM fund’s total advisory and administrative fees would not increase. The Board Members

44         Salomon Brothers Global High Income Fund Inc. 2005 Semi-Annual Report

Board Approval of Management Agreement (unaudited) (continued)

noted that in conjunction with their most recent deliberations concerning the Current Management Agreements, advisory or management fee reductions and fee breakpoints had been implemented for certain Funds, and that after taking those reductions and breakpoints into account, the Board Members had determined that the total fees for advisory and administrative services for many CAM funds were reasonable in light of the services provided and that CAM management had already initiated or would be taking steps to address the Board Members’ concerns regarding the fee levels of other CAM funds. It was noted that in conjunction with the recent review of the Current Management Agreements, the Board Members had received, among other things, a report from Lipper, Inc. (“Lipper”) comparing each CAM fund’s fees, expenses and performance to those of a peer group for that CAM fund selected by Lipper, and information as to the fees charged by the Adviser to other registered investment company clients for investment management services. The Board Members concluded that because the advisory and administrative fees for each CAM fund were not expected to increase as a result of the Transaction, each CAM fund’s fees for advisory and administrative services remain appropriate and that no additional fee reductions or breakpoints were necessary at this time. The Board Members recognized that Legg Mason may realize economies of scale from the Transaction based on certain consolidations and synergies of operations.

Investment Performance

The Board Members noted that investment performance for many CAM funds was satisfactory or better, and that CAM management had already implemented or undertaken to implement steps to address investment performance in other CAM funds. Following the closing of the Transaction, these steps may include combining certain CAM operations with those of certain Legg Mason subsidiaries. The Boards noted Legg Mason’s considerable investment management experience and capabilities, but were unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the CAM funds, including the Fund.

Salomon Brothers Global High Income Fund Inc. 2005 Semi-Annual Report         45

Additional Shareholder Information (unaudited)

Results of Annual Meeting of Stockholders

The Fund held its Annual Meeting of Stockholders on August 30, 2005, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting.

1. Election of Directors

Nominees	Votes For	Votes Withheld
Carol L. Colman	27,665,808	369,144
Daniel P. Cronin	27,667,201	367,751

At November 30, 2005, in addition to Carol L. Colman and Daniel P. Cronin, the other Directors of the Fund were as follows:

Leslie H. Gelb

R. Jay Gerken

William R. Hutchinson

Riordan Roett

Jeswald W. Salacuse

Results of Special Meeting of Stockholders

On November 15, 2005, a Special Meeting of shareholders was held to approve new management and subadvisory agreements. The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the matters voted on at the Special Meeting of Shareholders.

Item Voted On	Votes For	Votes Against	Abstentions
Management Agreement	13,462,592	1,322,011	855,097

Subadvisory Agreement	13,363,715	1,421,008	854,976

46         Salomon Brothers Global High Income Fund Inc. 2005 Semi-Annual Report

Dividend Reinvestment Plan (unaudited)

Unless you elect to receive distributions in cash, all distributions, on your Common Shares will be automatically reinvested by PFPC, as agent for the Common Shareholders (the “Plan Agent”), in additional Common Shares under the Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by PFPC as distribution paying agent.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the market price of the Common Shares on the record date (or, if the record date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

(2) If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

The Plan Agent maintains all participants’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

You may withdraw from the Plan by notifying the Plan Agent in writing at P.O. Box 43027, Providence, RI 02940-3027 or by calling the Plan Agent at 1-800-331-1710. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most

Salomon Brothers Global High Income Fund Inc. 2005 Semi-Annual Report         47

Dividend Reinvestment Plan (unaudited) (continued)

recently declared distribution on the Common Shares. The Plan may be terminated by the Fund upon notice in writing mailed to Common Shareholders at least 30 days prior to the record date for the payment of any distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. You will be charged $5.00 plus a $0.05 per Common Share service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time.

Automatically reinvesting distributions does not mean that you do not have to pay income taxes due upon receiving distributions.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-800-331-1710.

48         Salomon Brothers Global High Income Fund Inc. 2005 Semi-Annual Report

Salomon Brothers Global High Income Fund Inc.

DIRECTORS

Carol L. Colman

Daniel P. Cronin

Leslie H. Gelb

R. Jay Gerken, CFA

William R. Hutchinson

Riordan Roett

Jeswald W. Salacuse

OFFICERS

R. Jay Gerken, CFA

Chairman and Chief
Executive Officer

Peter J. Wilby, CFA

President

Andrew B. Shoup

Senior Vice President and

Chief Administrative Officer

Frances M. GugginO

Chief Financial Officer and Treasurer

James E. Craige, CFA

Executive Vice President

Roger M. Lavan, CFA

Executive Vice President

Beth A. Semmel, CFA

Executive Vice President

Andrew Beagley

Chief Compliance Officer

Wendy S. Setnicka

Controller

Robert I. Frenkel

Secretary and Chief Legal Officer

SALOMON BROTHERS GLOBAL HIGH INCOME FUND INC.

125 Broad Street

10th Floor, MF-2

New York, New York 10004

Telephone 1-888-777-0102

INVESTMENT MANAGER AND ADMINISTRATOR

Salomon Brothers Asset Management Inc

399 Park Avenue

New York, New York 10022

CUSTODIAN

State Street Bank and Trust Company

225 Franklin Street

Boston, Massachusetts 02110

DIVIDEND DISBURSING AND TRANSFER AGENT

PFPC Inc.

P.O. Box 43027

Providence, RI 02940-3027

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

LEGAL COUNSEL

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017-3909

NEW YORK STOCK EXCHANGE SYMBOL

EHI

This report is transmitted to the shareholders of the Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

PFPC Inc.

P.O. Box 43027

Providence, RI 02940-3027

SAM0819 11/05	05-9484

Salomon Brothers

Global High Income Fund Inc.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-446-1013.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-446-1013, (2) on the Fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager is part of Citigroup Asset Management (“CAM”), a group of investment adviser affiliates of Citigroup, Inc. (“Citigroup”). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the “Policies”) to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.

In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Manager of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

In furtherance of the Manager’s goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the Manager’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s and the Manager’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee, of which the Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

ITEM 8.	[RESERVED]

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Brothers Global High Income Fund Inc.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: February 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer

Date: February 8, 2006

By:	/s/ FRANCES M. GUGGINO
(Frances M. Guggino)
Chief Financial Officer

Date: February 8, 2006